                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           National Presto Industries
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                        NATIONAL PRESTO INDUSTRIES, INC.
                           EAU CLAIRE, WISCONSIN 54703
                                 MARCH 31, 2000

Dear Shareholder:

     Enclosed with this letter you will find the notice of our Annual Meeting of Stockholders, which will be held at our offices in Eau Claire on May 16, 2000.

     We sincerely hope that you will be able to be present to meet the management of your company, see the new products that will be displayed at the meeting and cast your vote for the election of directors. If, however, you find that you are unable to attend the meeting in person, we urge that you participate by voting your stock by proxy. You may cast your vote by signing and returning the enclosed proxy card.

     On March 29, 2000, we mailed you our annual report for 1999, which contained a description of our business and also included audited financial statements for that year. Enclosed with this letter is a proxy statement which contains information regarding the annual meeting and the business to be conducted thereat.

     We are always pleased to hear from our shareholders, and if you cannot be present in person at the meeting, we would be happy to have your letters expressing your viewpoints on our products and business or to answer any questions that you might have regarding your company.


        /s/ Maryjo Cohen                           /s/ Melvin S. Cohen
----------------------------------         ------------------------------------
            President                                   Chairman

                        NATIONAL PRESTO INDUSTRIES, INC.
                             3925 NORTH HASTINGS WAY
                           EAU CLAIRE, WISCONSIN 54703

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF NATIONAL PRESTO INDUSTRIES, INC.:

     The Annual Meeting of Stockholders of National Presto Industries, Inc., will be held at the offices of the Company, 3925 North Hastings Way, Eau Claire, Wisconsin 54703, on Tuesday, May 16, 2000, at 2:00 p.m., for the following purposes:

       (a) to elect two directors for three year terms ending in 2003 and until their successors are elected, and

       (b) to transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 8, 2000, will be entitled to vote at the meeting and any adjournment thereof.



                                      James F. Bartl
                                      Secretary

March 31, 2000

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.

                        NATIONAL PRESTO INDUSTRIES, INC.
                             3925 NORTH HASTINGS WAY
                           EAU CLAIRE, WISCONSIN 54703

                                 PROXY STATEMENT

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2000

     The accompanying proxy is solicited by the Board of Directors of National Presto Industries, Inc. (the "Company"), for use at the annual meeting of stockholders to be held May 16, 2000 (the "Annual Meeting"), and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a stockholder who has signed a proxy does not alone revoke that proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

     At the Annual Meeting stockholders will be asked to:

       (a) elect two directors for three year terms ending in 2003 and until their successors are elected, and

       (b) transact such other business as may properly come before the meeting.

     Only stockholders of record as of the close of business on March 8, 2000, will be entitled to vote at the Annual Meeting. The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and proxies submitted by brokers who do not have authority to vote on certain matters will be considered "present" at the Annual Meeting for purposes of determining a quorum. The approximate date on which this proxy statement and form of proxy were first mailed to stockholders is March 31, 2000.

     Directors are elected by a plurality of the votes cast, which means the individuals who receive the largest number of votes will be elected as directors up to the maximum number of directors to be chosen in the election. Therefore, shares voted as "withhold authority to vote" will have no effect on the election of directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company has outstanding only common stock of which 7,209,606 shares were outstanding and entitled to vote as of the close of business on the record date, March 8, 2000. Each of the 7,209,606 outstanding shares of common stock is entitled to one vote and there is no cumulative voting.

     The following table sets forth information provided to the Company as to beneficial ownership of the Company's common stock, as of the record date by (i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and executives of the Company named in the Summary Compensation Table, and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.


                                        AMOUNT AND NATURE          PERCENT OF
       BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP      COMMON STOCK
       ----------------              -----------------------      ------------

       Maryjo Cohen                       2,014,610(1)(2)             27.9%
       3925 N. Hastings Way
       Eau Claire, WI 54703

       Melvin S. Cohen                      455,331(1)(3)              6.3%
       3925 N. Hastings Way
       Eau Claire, WI 54703

       Dimensional Fund Advisors, Inc.      385,950(4)                 5.4%
       1299 Ocean Avenue
       Santa Monica, CA 90401

       American Century Investment          388,300(5)                 5.4%
       Management, Inc.
       4500 Main Street
       Kansas City, MO 64141-9210

       James F. Bartl                        66,704(6)                ----(7)
       Donald E. Hoeschen                       556                   ----(7)
       Richard F. Anderl                      1,431                   ----(7)
       John M. Sirianni                       2,000                   ----(7)
       Michael J. O'Meara                       100                   ----(7)
       Richard N. Cardozo
       All officers and directors
           as a group                     2,144,782(8)                29.7%

(1) Includes 111,375 shares owned by the L. E. Phillips Family Foundation, Inc. (the "Phillips Foundation"), a private charitable foundation of which the named person is an officer and/or director and as such exercises shared voting and investment powers.

(Footnotes continued on next page.)

(2) Includes 1,669,664 shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Ms. Cohen has sole voting power, and 233,571 shares owned by pension and retirement trusts of the Company or affiliates, and private charitable foundations (other than the Phillips Foundation) and family member trusts of which Ms. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers.

(3) Includes 343,956 shares owned by pension and retirement trusts of the Company or affiliates, charitable trusts and private charitable foundations (other than the Phillips Foundation) of which Mr. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers. Does not include 874,231 shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Mr. Cohen holds voting trust certificates. Pursuant to the voting trust, Mr. Cohen does not have the power to vote or dispose of such shares.

(4) Based on February 11, 2000, Schedule 13-G filing with the Securities and Exchange Commission.

(5) Based on February 10, 2000, Schedule 13-G filing with the Securities and Exchange Commission.

(6) Includes 51,517 shares held by pension and retirement trusts of the Company or affiliates for which Mr. Bartl is a co-trustee and as such exercises shared voting and investment powers.

(7) Represents less than 1% of the outstanding shares of common stock of the Company.

(8) Includes options for 1,000 shares currently exercisable by four officers under the National Presto Industries, Inc. 1988 Stock Option Plan.

     The information contained in the foregoing footnotes is for explanatory purposes only, and the persons named in the foregoing table disclaim beneficial ownership of shares owned or held in trust for any other person, including family members, trusts, or other entities with which they may be associated. Stock ownership information contained in this Proxy Statement was obtained from the Company's shareholder records, filings with governmental authorities, or from the named directors and officers.

     Based upon a review of Forms 3, 4 and 5 and any amendments thereto pursuant to Section 16 of the Securities and Exchange Act of 1934, the Company believes all such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 1999.

VOTING TRUST AGREEMENT

     The first two individual beneficial owners listed in the foregoing table, and eight other persons comprising extended family members and related trusts, have entered into a voting trust agreement with respect to the voting of an aggregate of 1,669,664 shares of common stock of the Company. The voting trust agreement will terminate on December 4, 2009, unless sooner terminated by the voting trustee or unanimous written consent of all the parties to the voting trust agreement. The voting trustee under the agreement is Maryjo Cohen. Under the agreement, the voting trustee exercises all rights to vote the shares subject to the voting trust with respect to all matters presented for shareholder action.

                             NOMINEES AND DIRECTORS

     Two directors are to be elected at the Annual Meeting for a term of three years. The Articles of Incorporation and the Bylaws of the Company provide for six directors, divided into three classes of two members each. At each annual meeting, successors of the class whose term of office expires in that year are elected for a three-year term. The two nominees who receive the highest number of votes will be elected directors of the Company for the three-year term commencing at the Annual Meeting. The Board of Directors propose as nominees Mr. Melvin S. Cohen, Chairman of the Board of the Company, and Ms. Maryjo Cohen, President and Chief Executive Officer of the Company, whose terms expire at the meeting.

     Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named above. The Company believes that each nominee named above will be able to serve; but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following table provides information as to the directors and nominees of the Company.


                           PRINCIPAL OCCUPATION;                    DIRECTOR'S
                            BUSINESS EXPERIENCE       DIRECTOR        TERM TO
DIRECTOR             AGE       PAST 5 YEARS            SINCE           EXPIRE
-------------        ---   --------------------        -----           ------

Melvin S. Cohen*     82    Chairman of the              1949            2000
                           Board of the
                           Company

Maryjo Cohen*        47    President and Chief          1988            2000
                           Executive Officer
                           of the Company(1)

John M. Sirianni     41    Managing Director-           1992            2001
                           Investments, U.S. Bancorp
                           Piper Jaffray Inc.

Richard N. Cardozo   64    Carlson Chair in             1998            2001
                           Entrepreneurial Studies/
                           Professor of Marketing,
                           University of Minnesota

James F. Bartl       59    Executive Vice President,    1995            2002
                           Secretary and Resident
                           Counsel of the Company

Michael J. O'Meara   49    Chairman of the Board        1996            2002
                           and Director,
                           People's National
                           Bank, Eau Claire,
                           Wisconsin


--------------------------
*Nominee

(1) Ms. Cohen is the daughter of Mr. Cohen.

     The Company has an Audit Committee but does not have a nominating or compensation committee. The Audit Committee consists of Messrs. Sirianni and O'Meara. During 1999, the Audit Committee held two meetings. The principal function of the committee is to review the annual financial statements of the Company prior to their submission to the Board of Directors. The Audit Committee also has authority to consider such other matters in relation to the internal and external audit of the Company's accounts and in relation to its financial affairs as the committee may determine to be desirable. The Audit Committee members reviewed and ratified the nature and extent of the services to be provided by Grant Thornton LLP, including services rendered in 1999, the costs and fees for such services and the effect of such fee arrangements on the independence of the auditors. During 1999, there were three Board of Directors meetings. Directors of the Company, other than those who are also executive officers, currently receive $1000 for each Board meetimg and $275 for each Audit Committee meeting attended. Executive officers are not compensated for services as Board members.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning annual compensation paid by the Company to the Company's chief executive officer and each of the four highest paid executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                    ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR      SALARY      BONUS   COMPENSATION(1)

Melvin S. Cohen                    1999     $107,200   $ 23,525      $  - 0 -
    Chairman of the Board          1998      107,200     23,525         - 0 -
                                   1997      107,200     23,525         - 0 -

Maryjo Cohen                       1999     $ 64,000   $206,000      $  3,200
    President, Chief Executive     1998       64,000    206,000         3,200
    Officer and Director           1997       64,000    206,000         1,600

James F. Bartl                     1999     $ 44,600   $180,400      $  3,200
    Executive Vice President,      1998       44,600    170,400         3,200
    Secretary, Resident Counsel    1997       44,600    160,400         3,200
    and Director                                                        1,600

Donald E. Hoeschen                 1999     $ 41,370   $124,000      $  3,157
    Vice President-Sales           1998       41,370    116,500         3,007
                                   1997       37,204    109,000         1,368

Richard F. Anderl                  1999     $ 45,000   $ 85,000      $  2,500
    Vice President-Engineering     1998       45,000     80,000         2,400
                                   1997       45,000     75,000         1,150

(1) The amounts shown in this column are matching contributions made by the Company for executive officers participating in its 401(k) Plan.


                  AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                 Number of Securities
                                                               Underlying Unexercised        Value of Unexercised
                               Shares                                 Options At             In-The-Money Options
                            Acquired On         Value             Fiscal Year-End(#)         At Fiscal Year-End($)
Name                        Exercise(#)      Realized($)      Exercisable/Unexercisable    Exercisable/Unexercisable
----                        -----------      -----------      -------------------------    -------------------------
Donald E. Hoeschen             - 0 -            - 0 -                250 / 1,750                      (1)

(1) The outstanding options at year-end were not "in the money."

Pension Plan

      The Company maintains a qualified defined benefit pension plan (the "Plan") in which executive officers of the Company (other than Mr. Cohen) participate. Upon retirement, participants may elect one of the Plan's payment options, including an annuity or lump sum distribution, both of which are based upon length of service and remuneration. A participant's remuneration covered by the Plan is his or her average compensation for the highest five consecutive calendar years of service, or in the case of a participant who has been employed for less than five full calendar years, the average is based upon the number of completed years of employment with the Company. It is estimated that the executive officers listed above (excluding Mr. Cohen, who received a lump sum pension distribution in 1988) will receive at their normal retirement date (age
65) a maximum annual benefit of $30,000, applicable to participants with 35 years of service and "Plan" remuneration of $83,000.

Compensation Committee Interlocks and Insider Participation

      As described below in the report on executive compensation, members of the Board of Directors determine the compensation of the executive officers of the Company. This includes the compensation of those executive officers who also serve as directors, namely, Melvin S. Cohen, Chairman of the Board, Maryjo Cohen, President and Chief Executive Officer, and James F. Bartl, Executive Vice President, Secretary and Resident Counsel. The Company's Chief Executive Officer and other executive officers who also serve on the Board of Directors do not participate in any decisions regarding their own compensation.

      Executive officers of the Company, including Messrs. Cohen and Bartl and Ms. Cohen, also serve as directors and executive officers of the Company's subsidiaries. Mr. Sirianni is a Managing Director- Investments of U.S. Bancorp Piper Jaffray Inc. The Company has purchased marketable securities during 1999 in transactions through brokerage firms, including U.S. Bancorp Piper Jaffray Inc. In the opinion of the Board, Mr. Sirianni is independent of management and his business relationship with the Company, which is not material, would not interfere with his exercise of independent judgement as an Audit Committee member.

      The Company expects to continue to utilize the brokerage services of U.S. Bancorp Piper Jaffray Inc. during 2000. The Company believes that the terms and conditions of its relationship with U.S. Bancorp Piper Jaffray Inc. are as favorable as those that could have been obtained from other entities providing similar services.

Board Report on Executive Compensation

      Decisions on executive compensation are made by the Board of Directors. There is no separate compensation committee. Salaries and bonus compensation are reviewed annually at or near the end of the Company's fiscal year.

      Historically the Company has maintained salaries at a level that is considered to be below salaries for executives of comparable companies. This provides a more conservative approach to base compensation if the Company experiences significant adverse operating results that the Board of Directors believes should result in a reduction in total compensation. Salaries historically have been supplemented by amounts characterized as bonus compensation, which is paid in cash as described in the above table. The Board considers, however, salaries and bonuses together to determine if total compensation, irrespective of how characterized, is reasonably related to the services provided.

      The Company has not relied upon stock incentives as a principal part of its compensation program for its executives. However, the Company has made available stock purchase arrangements for executive officers. The last such arrangement for any of the executive officers named in the foregoing table was in 1997.

      The Board believes that the total salary and bonus compensation paid to its executives is appropriate in relationship to the size and nature of the Company's business, total compensation of other executives of similar businesses, the longevity of such officers' service with the Company, the limited number of senior executives employed by the Company and the results that have been achieved by its management group (bonuses are not based upon a percentage or other formula utilizing revenues, income or other financial data as predicates). No compensation or other consultant has been retained by the Board to evaluate executive compensation. The Board does consider, however, data generally made available on executive compensation by such organizations.

      The Company has utilized the salary and discretionary bonus approach described above for more than 25 years and no change in this compensation approach is currently being considered. Because of their substantial stock ownership, the interests of Mr. Cohen and Ms. Cohen, the Company's two senior officers, are substantially related to the interests of all stockholders. Mr. Bartl also has material stock interests in relation to his compensation level. Further, stock-based compensation is not deemed by the Board to be necessary or appropriate.

      The basis for the compensation of Ms. Cohen as President and Chief Executive Officer is determined in the same manner as the compensation for the other executive officers. The Board considered, in establishing Ms. Cohen's compensation, her demonstrated competence over many years, the scope of responsibilities assumed and her expertise in a variety of significant niches within the business. No specific weight was assigned to any of these factors and, as in the case of other executives, no formula is utilized for determining bonus compensation.

      In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Board of Directors does not believe that the Section 162(m) limitation will materially affect the Company in the near future based on the level of the compensation of the executive officers. If the limitation would otherwise apply, the Board of Directors could defer payment of a portion of the bonus to remain under the $1.0 million annual deduction limitation.

      Submitted by the Company's Board of Directors:

          Melvin S. Cohen    James F. Bartl       Michael J. O'Meara
          Maryjo Cohen       John M. Sirianni     Richard N. Cardozo

Performance Graph

      The performance graph below compares cumulative five-year shareholder returns on an indexed basis with the Standard and Poor's 500 Composite Index (the "S&P 500 Index") and a Peer Group comprised of small appliance industry competitors (the "Peer Group"). The companies comprising the Peer Group are set forth at the bottom of this page.

              FIVE-YEAR TOTAL RETURN COMPARISON OF NATIONAL PRESTO,
                          S&P 500 INDEX, AND PEER GROUP

                                  [ A GRAPH ]

                                ------------------------------------------------
                                                  December 31,
--------------------------------------------------------------------------------
                                  1994    1995    1996    1997    1998    1999
--------------------------------------------------------------------------------
National Presto Industries, Inc.  100.0   100.4    99.0   110.5   125.1   110.5
--------------------------------------------------------------------------------
S&P 500 Index                     100.0   137.6   169.5   226.1   291.8   353.0
--------------------------------------------------------------------------------
Peer Group                        100.0    66.3   104.4   167.3    45.1    47.2
--------------------------------------------------------------------------------


Assumes $100 invested on December 31, 1994, in National Presto Industries, Inc. Common Stock, the S&P 500 Index, and the Peer Group. Total return assumes reinvestment of dividends.

Peer Group Companies: National Presto Industries, Inc., Salton, Inc., Sunbeam Corporation, and Windmere Durable Holdings, Inc.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       Grant Thornton LLP, Certified Public Accountants, were the independent accountants for the Company during the year ended December 31, 1999, and have been selected by the Audit Committee to be independent accountants for the Company during the fiscal year ending December 31, 2000. The Audit Committee meets with representatives of Grant Thornton LLP to review their comments and plans for future audits. It is not anticipated that any representative of such auditing firm will be present at the Annual Meeting of Stockholders.

                                 OTHER MATTERS

       The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be borne by the Company. The management has made no arrangement to solicit proxies for the meeting other than by use of mail, except that some solicitation may be made by telephone, facsimile, email, or personal calls by officers or regular employees of the Company. The Company will, upon request, reimburse brokers and other persons holding shares for the benefit of others in accordance with the rates approved by the New York Stock Exchange for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of the Company's stock to give proxies.

       The Board of Directors knows of no other matters to be brought before this Annual Meeting. If other matters should come before the meeting, however, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

       National Presto Industries, Inc., Form 10-K annual report, on file with the Securities and Exchange Commission, may be obtained, without charge, upon written request to James F. Bartl, Secretary, National Presto Industries, Inc., 3925 North Hastings Way, Eau Claire, Wisconsin 54703. Copies of exhibits to Form 10-K may be obtained upon payment to the Company of the reasonable expense incurred in providing such exhibits.

                              SHAREHOLDER PROPOSALS

       Any proposal intended to be presented for action at the 2001 Annual Meeting of Stockholders of the Company (the "2001 Annual Meeting") by any stockholder of the Company must be received by the Secretary of the Company at 3925 North Hastings Way, Eau Claire, Wisconsin 54703, not later than December 4, 2000, in order for such proposal to be included in the Company's Proxy Statement and Proxy relating to the 2001 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and Proxy relating to the 2001 Annual Meeting any stockholder proposal which does not meet all of the requirements for such inclusion at the time in effect.

       Pursuant to Rules 14a-4 and 14a-5(e) of the Securities and Exchange Commission, as amended, which govern the use by the Company of its discretionary voting authority with respect to certain shareholder proposals, should the Company receive notice after February 14, 2001, of any such stockholder proposal which will be circulated independent of the Company's proxy statement, the persons named in proxies solicited by the Board of Directors of the Company for its 2001 Annual Meeting may exercise discretionary voting power with respect to any such proposal.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          James F. Bartl, Secretary

                                     PRESTO(R)
                                     ---------

                                     Notice of
                                      Annual
                                      Meeting
                                        and
                                       Proxy
                                     Statement

                         Annual Meeting of Stockholders
                                   May 16, 2000


                           Please sign and return the
                         enclosed proxy card promptly.

                       National Presto Industries, Inc.
                          Eau Claire, Wisconsin 54703


NATIONAL PRESTO INDUSTRIES, INC.       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             PROXY                The undersigned hereby appoints Melvin S. Cohen and Maryjo Cohen,
  Eau Claire, Wisconsin 54703     and each of them jointly and severally as proxies, with the power
   Telephone (715) 839-2119       to appoint substitutes, and hereby authorizes them to represent
--------------------------------  and to vote as designated below, all the shares of common stock of National Presto Industries, Inc., held of record by the undersigned on March 8, 2000, at the Annual Meeting of Stockholders
                                  to be held on March 16, 2000, and any adjournment thereof.

THE BOARD OF  DIRECTORS RECOMMENDS A VOTE "FOR" BOTH NOMINEES.

I. ELECTION OF DIRECTORS  FOR both nominees listed below            WITHHOLD authority to vote
                          (except as marked to the contrary         for both nominees listed
                          below) [ ]                                below  [ ]

                     Melvin S. Cohen                          Maryjo Cohen
(INSTRUCTIONS: To vote against any individual nominee write that nominee's name in the space provided below.)

---------------------------------------------------------------------------------------------------
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                   (Continued, and to be signed, on the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" BOTH NOMINEES SPECIFIED IN ITEM 1.


                                     Please sign exactly as name appears below.
                                     ------------------------------------------
                                     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     DATED              , 2000
                                           -------------

                                     ------------------------------------------
                                     Signature

                                     ------------------------------------------
                                     Signature if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.